SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                -----------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT of 1934



                                  March 2, 1999
                Date of Report (Date of earliest event reported)


                             LOWE'S COMPANIES, INC.
               (Exact Name of Registrant as Specified in Charter)


       North Carolina                    1-7898                   56-0578072
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                                Highway 268 East
                     North Wilkesboro, North Carolina 28656
                    (Address of Principal Executive Offices)


                                 (336) 658-4000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         Lowe's Companies, Inc. (the "Company") is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-72905) in connection with the completion on March 2, 1999, of the public offering of 6,206,895 shares of the Company's common stock, par value $.50 per share.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         a) Financial Statements.
                  None.

         b) Pro Forma Financial Information.
                  None.

         c) Exhibits.

                  1.1 U.S. Purchase Agreement, dated February 24, 1999, among the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the U.S Representative of the U.S. Underwriters.

                  1.2 International Purchase Agreement, dated February 24, 1999, among the Company and Merrill Lynch International, as the Lead Manager of the International Managers.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       LOWE'S COMPANIES, INC.
                                           (Registrant)



Date:    March 4, 1999                 By:  /s/ Kenneth W. Black, Jr.
                                            -------------------------
                                            Kenneth W. Black, Jr.
                                            Vice President and Corporate
                                            Controller

                                  EXHIBIT INDEX

Exhibit Number and Description.

1.1      U.S. Purchase Agreement, dated February 24, 1999, among the Company and
         Merrill  Lynch  &  Co.,   Merrill   Lynch,   Pierce,   Fenner  &  Smith
         Incorporated, as the U.S. Representative of the U.S. Underwriters.

1.2 International Purchase Agreement, dated February 24, 1999, among the Company and Merrill Lynch International, as Lead Manager of the International Managers.